[Missing Graphic Reference]	William J. Evers Vice President, Corporate Counsel
213 Washington Street, 15th Floor Newark, NJ 07102-2917 Tel 973 802-3716 william.evers@prudential.com

March 13, 2015

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:	The Prudential Individual Variable Contract Account
File No. 811-03622

Members of the Commission:

On behalf of The Prudential Insurance Company of America and The Prudential Individual Variable Contract Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual report for the following underlying fund for the period ended June 30, 2014, has been submitted to contract owners.

Fund Company	1940 Act Registration No.
The Prudential Series Fund	811-03623

Some of the funds included in the Fund Company’s annual report filings may not be available under every contract offered by the Registrant.  We understand that the fund  has filed or will file this report with the Commission.

Please call me at (973) 802-3716 if you have any questions.

Very truly yours,

/s/ William J. Evers
William J. Evers